MENTOR INSTITUTIONAL TRUST

                                   SUPPLEMENT
          TO PROSPECTUS DATED MARCH 3, 1997, AS REVISED JUNE 30, 1997


Mentor Investment Group, LLC, the Portfolios' administrator ("Mentor"), has informed the Trust that Wheat First Butcher Singer, Inc., Mentor's parent company, will be acquired by First Union Corp. ("First Union"), in a transaction expected to occur as early as December of this year. First Union is a global financial services company with approximately $140 billion in assets and $10 billion in total stockholders' equity. The proposed arrangement does not contemplate any changes in the management or operations of Mentor or any of its subsidiaries, including Mentor Investment Advisors, LLC, and Mentor Perpetual Advisors, LLC, the Portfolios' investment advisers. Consummation of the acquisition, which is subject to a number of conditions, including regulatory approvals, will result in the termination of the administration agreement between the Portfolios and Mentor and the investment advisory agreements between the Portfolios and their investment advisers. It is expected that the Trustees of the Trust will meet to consider a new administration agreement between the Portfolios and Mentor and new investment advisory agreements between the Portfolios and their investment advisers, each to become effective upon consummation of the acquisition. Implementation of the new investment advisory agreements, which would be substantially identical to the current investment advisory agreements, would be subject to approval of shareholders at a meeting expected to be held prior to the consummation of the acquisition.


                                                          September 15, 1997